UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 26, 2005

CINCINNATI BELL INC.

(Exact Name of Registrant as Specified in Its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-8519	31-1056105

(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street	45202

(Address of Principal Executive Offices)	(Zip Code)
(513) 397-9900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 10.4
Exhibit 10.5

Form 8-K	Cincinnati Bell Inc.
Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
     On July 26, 2005, in connection with a periodic review of executive compensation policies and practices by the Company’s Compensation Committee, Cincinnati Bell Inc. and certain of its executive officers entered into new employment agreements or amendments to their existing agreements. The Company and John F. Cassidy, President and Chief Executive Officer, entered into Amendment No. 2 to his existing employment agreement. The existing employment agreements between the Company and each of Rodney Dir, Chief Operating Officer, Christopher J. Wilson, Vice President and General Counsel, and Brian G. Keating, Vice President, Human Resources and Administration, were superseded by and replaced with new agreements. The Company also entered into a new employment agreement with Brian A. Ross, Chief Financial Officer, who did not previously have an employment contract with the Company. The material terms of these agreements are described below.
Employment Agreement, as amended, with Mr. Cassidy
     Effective January 1, 1999 (as amended September 20, 2002 and July 26, 2005), the Company entered into an Employment Agreement with Mr. Cassidy which provided for the employment and retention of Mr. Cassidy for a four-year term commencing January 1, 1999 subject to automatic one-year extensions. As previously established by the Compensation Committee in accordance with the terms of his Employment Agreement, and as disclosed in the Company’s Form 8-K filed with the Commission on February 3, 2005, Mr. Cassidy’s current annual base salary is $645,000 and his current annual bonus target is $774,000. The July 26, 2005 amendment to his Employment Agreement makes no change to his 2005 compensation. Mr. Cassidy’s Employment Agreement also entitles him to a grant of incentive awards in an amount to be determined each year, and a supplemental non-qualified pension as described in the following paragraph.
     If Mr. Cassidy’s employment terminates after April 8, 2001 and prior to April 7, 2006, his non-qualified pension will be equal to that portion of his accrued pension under the Cincinnati Bell Inc. Pension Plan (f/k/a Cincinnati Bell Management Pension Plan) that is attributable to his first five years of service. If his employment terminates on or after April 8, 2006, his non-qualified pension shall equal that portion of his accrued pension under the Cincinnati Bell Inc. Pension Plan that is attributable to his first ten years of service. Mr. Cassidy’s pension shall be paid to him (or his estate if his employment terminates by reason of death) in a single lump sum within ninety days after the termination of his employment.
     The Employment Agreement provides that, in the event that the Company terminates Mr. Cassidy’s employment (other than for cause or disability or within two years of a change in control of the Company), Mr. Cassidy will receive a lump sum payment equal to the greater of (a) two times his base salary rate and bonus target or (b) the base salary rate and bonus target for the remainder of the term of the Employment Agreement, plus certain continued medical, dental, vision and life insurance coverages. If Mr. Cassidy’s employment terminates within two years following a change in control of the Company, the July 26, 2005 amendment provides that Mr. Cassidy will receive a lump sum payment equal to 2.99 times his annual base salary and bonus target on the date of termination, plus certain continued medical, dental, vision and life insurance coverages. In addition, to the extent that Mr. Cassidy is deemed to have received an excess parachute payment by reason of a change in control, the Company will pay Mr. Cassidy an additional sum sufficient to pay (i) any taxes imposed under Section 4999 of the Code plus (ii) any federal, state and local taxes applicable to such additional sum.
Employment Agreement with Mr. Ross
     Effective July 26, 2005, the Company entered into an Employment Agreement with Mr. Ross which provides for the employment and retention of Mr. Ross for a one-year term subject to automatic one-year extensions. The Employment Agreement provides for a minimum base salary of $350,000 per year and a minimum bonus target of $297,500 per year. The base salary and bonus target stated in the Employment Agreement is the current 2005 salary and bonus target previously established by the Compensation Committee for Mr. Ross, as disclosed in the Company’s Form 8-K filed with the Commission on February 3, 2005. Accordingly, the Employment Agreement makes no change to his 2005 compensation.
     The Employment Agreement provides that, in the event that the Company terminates Mr. Ross’s employment other than for cause or disability, Mr. Ross will receive a lump sum payment equal to one times his base salary rate and bonus target, plus certain continued medical, dental, vision and life insurance coverages. If such termination occurs within one year of a change in control of the Company, Mr. Ross will receive a lump sum payment equal to two times his base salary rate and bonus target, plus certain continued medical, dental, vision and life insurance coverages. In addition, to the extent that Mr. Ross is deemed to have received an excess parachute payment by reason of a change in control, the Company will pay Mr. Ross an additional sum sufficient to pay (i) any taxes imposed under Section 4999 of the Code plus (ii) any federal, state and local taxes applicable to such additional sum.
Employment Agreement with Mr. Dir
     Effective July 26, 2005, the Company entered into a new Employment Agreement with Mr. Dir, which agreement supersedes and replaces his prior agreement in its entirety. Mr. Dir’s new Employment Agreement provides for the employment and retention of Mr. Dir for a one-year term subject to automatic one-year extensions. The Employment Agreement provides for a minimum base salary of $300,000 per year and a minimum bonus target of $255,000 per year. For 2005, Mr. Dir’s target bonus award payment is guaranteed without pro-ration. In addition, if gross wireless phone activations are double the budget targets for the months that Mr. Dir is employed by the Company in 2005, he can earn an additional bonus equal to two times the target annual bonus prorated for the number of months that he is so employed in 2005. The base salary and bonus arrangements stated in Mr. Dir’s new Employment Agreement are identical to the terms of his prior agreement, as disclosed in the Company’s Form 8-K filed with the Commission on June 30, 2005. Accordingly, the new Employment Agreement makes no change to his 2005 compensation.
     As provided in his prior employment agreement, Mr. Dir was awarded a grant of options to purchase 200,000 shares of common stock as of July 11, 2005, his first day of employment with the Company, which options have the following characteristics: non-incentive; exercise price per share of fair market value on the grant date; exercisable 28% after one year of employment and 3% per month for the next 24 months thereafter; 10 year term except that any unexercised options are cancelled upon termination of employment unless such termination of employment is due to retirement, disability, death or change in control of the Company. Also, as provided in his prior employment agreement, on his first day of employment with the Company, Mr. Dir received a target award grant of performance restricted stock of 60,000 shares of common stock which are subject to forfeiture if certain “free cash flow” results are not met during the 2005-2008 measurement period.
     The Employment Agreement provides that, in the event that the Company terminates Mr. Dir’s employment other than for cause or disability, Mr. Dir will receive a lump sum payment equal to one times his base salary rate and bonus target, plus certain continued medical, dental, vision and life insurance coverages. If such termination occurs within one year of a change in control of the Company, Mr. Dir will receive a lump sum payment equal to two times his base salary rate and bonus target, plus certain continued medical, dental, vision and life insurance coverages. The Employment Agreement further provides that, upon termination, Mr. Dir will be entitled to receive an amount equal to the sum of (i) any forfeitable benefits under any qualified or non-qualified pension, profit sharing, 401(k) or deferred compensation plan of the Company which would have vested prior to the end of the current term (the one-year period beginning at the time of termination) if Mr. Dir’s employment had not terminated, plus (ii) if Mr. Dir was participating in a qualified or non-qualified defined benefit plan of the Company at the time of termination, an amount equal to the present value of the additional vested benefits which would have accrued for him under such plan if his employment had not been terminated prior to the end of the current term and if his annual base salary and bonus target had neither increased nor decreased after the termination. In addition, to the extent that Mr. Dir is deemed to have received an excess parachute payment by reason of a change in control, the Company will pay Mr. Dir an additional sum sufficient to pay (i) any taxes imposed under Section 4999 of the Code plus (ii) any federal, state and local taxes applicable to such additional sum.
Employment Agreement with Mr. Wilson
     Effective July 26, 2005, the Company entered into a new Employment Agreement with Mr. Wilson, which agreement supersedes and replaces his prior agreement in its entirety. Mr. Wilson’s new Employment Agreement provides for the employment and retention of Mr. Wilson for a one-year term subject to automatic one-year extensions. The Employment Agreement provides for a minimum base salary of $250,000 per year and a minimum bonus target of $125,000 per year. The base salary and bonus target stated in the Employment Agreement is the current 2005 salary and bonus target previously established by the Compensation Committee for Mr. Wilson, as disclosed in the Company’s Form 8-K filed with the Commission on February 3, 2005. Accordingly, the new Employment Agreement makes no change to his 2005 compensation.
     The Employment Agreement provides that, in the event that the Company terminates Mr. Wilson’s employment other than for cause or disability, Mr. Wilson will receive a lump sum payment equal to one times his base salary rate and bonus target, plus certain continued medical, dental, vision and life insurance coverages. If such termination occurs within one year of a change in control of the Company, Mr. Wilson will receive a lump sum payment equal to two times his base salary rate and bonus target, plus certain continued medical, dental, vision and life insurance coverages. In addition, to the extent that Mr. Wilson is deemed to have received an excess parachute payment by reason of a change in control, the Company will pay Mr. Wilson an additional sum sufficient to pay (i) any taxes imposed under Section 4999 of the Code plus (ii) any federal, state and local taxes applicable to such additional sum.
Employment Agreement with Mr. Keating
     Effective July 26, 2005, the Company entered into a new Employment Agreement with Mr. Keating, which agreement replaces his prior agreement in its entirety. Mr. Keating’s new Employment Agreement provides for the employment and retention of Mr. Keating for a one-year term subject to automatic one-year extensions. The Employment Agreement provides for a minimum base salary of $225,000 per year; a minimum bonus target of $112,500 per year; and an annual grant of incentive awards in an amount to be determined each year. The base salary and bonus target stated in the Employment Agreement is the current 2005 salary and bonus target previously established by the Compensation Committee for Mr. Keating, as disclosed in the Company’s Form 8-K filed with the Commission on February 3, 2005. Accordingly, the new Employment Agreement makes no change to his 2005 compensation.
     The Employment Agreement provides that, in the event that the Company terminates Mr. Keating’s employment other than for cause or disability, Mr. Keating will receive a lump sum payment equal to one times his base salary rate and bonus target, plus certain continued medical, dental, vision and life insurance coverages. If such termination occurs within one year of a change in control of the Company, Mr. Keating will receive a lump sum payment equal to two times his base salary rate and bonus target, plus certain continued medical, dental, vision and life insurance coverages. In addition, to the extent that Mr. Keating is deemed to have received an excess parachute payment by reason of a change in control, the Company will pay Mr. Keating an additional sum sufficient to pay (i) any taxes imposed under Section 4999 of the Code plus (ii) any federal, state and local taxes applicable to such additional sum.
     Amendment No. 2 to Mr. Cassidy’s employment agreement and the employment agreements for each of Messrs. Ross, Dir, Wilson and Keating are attached as exhibits to this Form 8-K.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

Exhibit	Description
10.1	Amendment No. 2 effective July 26, 2005 to Employment Agreement between the Company and John F. Cassidy

10.2	Employment Agreement effective July 26, 2005 between the Company and Brian A. Ross

10.3	Employment Agreement effective July 26, 2005 between the Company and Rodney Dir

10.4	Employment Agreement effective July 26, 2005 between the Company and Christopher J. Wilson

10.5	Employment Agreement effective July 26, 2005 between the Company and Brian G. Keating
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Date: July 29, 2005		Vice President and General Counsel

Exhibit Index

Exhibit	Description
10.1	Amendment No. 2 effective July 26, 2005 to Employment Agreement between the Company and John F. Cassidy

10.2	Employment Agreement effective July 26, 2005 between the Company and Brian A. Ross

10.3	Employment Agreement effective July 26, 2005 between the Company and Rodney Dir

10.4	Employment Agreement effective July 26, 2005 between the Company and Christopher J. Wilson

10.5	Employment Agreement effective July 26, 2005 between the Company and Brian G. Keating